================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 22, 2005

                               GSI LUMONICS INC.
            (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)

                              000-25705 98-0110412
         --------------------------------------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)

                 39 Manning Road, Billerica, Massachusetts 01821
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (978) 439-5511
             ---------------------------------------------------
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 220.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)   Shareholder Rights Plan

GSI Lumonics Inc. ("Company") and Computershare Trust Company of Canada entered into an agreement dated as of April 22, 2005 to implement a Shareholder Rights Plan ("Rights Plan"). The complete text of the Rights Plan is attached hereto as
Exhibit 10.1 and is incorporated herein in its entirety. The Rights Plan creates a right (which may only be exercised if a person acquires control of 20% or more of the common shares) for each shareholder, other than the person that acquires 20% or more of the common shares, to acquire additional common shares of the Company at one-half of the market price at the time of exercise. This significantly dilutes the share position of the person that acquires 20% or more of the common shares and practically prevents that person from acquiring control of 20% or greater of the common shares unless the Rights Plan has been withdrawn or the buyer makes a Permitted Bid (as discussed below). The most common approaches that a buyer may take to have a rights plan withdrawn are to negotiate with the Board of Directors to have the rights plan waived, or to apply to a securities commission to order withdrawal of the rights plan if the Company cannot develop an auction. Both of these approaches will give the Board of Directors more time and control over any sale process and increase the likelihood of a better offer to the Company's shareholders. See "Objectives of the Rights Plan" below.

Under the terms of the Rights Plan, the Rights Plan must be approved and confirmed by the Independent Shareholders (as defined in the Rights Plan) on or before the date of the Company's 2008 annual meeting. An "Independent Shareholder" is generally any shareholder other than an "Acquiring Person" (as defined in the Rights Plan) and its associates and affiliates.

Features of the Rights Plan; Defined Terms

A summary of the key features of the Rights Plan is included below. All capitalized terms used in this section have the meanings set forth in the Rights Plan unless otherwise indicated.

OBJECTIVES OF THE RIGHTS PLAN

The Rights Plan is not being adopted or approved in response to or in anticipation of any pending or threatened take-over bid, nor to deter take-over bids generally. As of the date of this filing, the Board of Directors was not aware of any third party considering or preparing any proposal to acquire control of the Company. The primary objectives of the Rights Plan are to ensure that, in the context of a bid for control of the Company through an acquisition of common shares, the Board of Directors has sufficient time to explore and develop alternatives for maximizing shareholder value, to provide adequate time for competing bids to emerge, to ensure that shareholders have an equal opportunity to participate in such a bid and to give them adequate time to properly assess the bid and lessen the pressure to tender typically encountered by a security holder of an issuer that is subject to a bid. The Rights Plan in no way prohibits a change of control of the Company in a transaction that the Board of Directors believes is fair and in the best interests of all shareholders of the Company. The rights of shareholders to seek a change in the management of the Company or to influence or promote action of management in a particular manner will not be affected by the Rights Plan. The approval of the Rights Plan does not affect the duty of a director to act honestly and in good faith with a view to the best interests of the Company and its shareholders.

In approving the Rights Plan, the Board of Directors considered the following concerns inherent in the existing legislative framework governing take-over bids in Canada:

      (a) Time. Current Canadian legislation permits a take-over bid to expire in 35 days. The Board of Directors is of the view that this generally is not sufficient time to permit shareholders to consider a take-over bid and to make a reasoned and considered decision. The Rights Plan provides a mechanism whereby the minimum expiry period for a Take-over Bid must be 60 days after the date of the bid and the bid must remain open for a further period of 10 Business Days after the Offeror publicly announces that the common shares deposited or tendered and not withdrawn constitute more than 50% of the common shares outstanding held by Independent Shareholders (generally, shareholders other than the Offeror or Acquiring Person (someone who beneficially owns greater than 20% of the outstanding common shares), their Associates and Affiliates, and Persons acting jointly or in concert with the Offeror or Acquiring Person). The Rights Plan is intended to provide shareholders with adequate time to properly evaluate the offer and to provide the Board of Directors with sufficient time to explore and develop alternatives for maximizing shareholder value. Those alternatives could include identifying other potential bidders, conducting an orderly auction or developing a restructuring alternative that could enhance shareholder value.

      (b) Pressure to Tender. A shareholder may feel pressured to tender to a bid that the shareholder considers to be inadequate out of a concern that failing to tender may result in the shareholder being left with illiquid or minority discounted securities in the issuer. This is particularly so in the case of a partial bid for less than all securities of a class, where the bidder wishes to obtain a control position but does not wish to acquire all of the common shares. The Rights Plan provides a mechanism in the Permitted Bid provision that is intended to ensure that a shareholder may remove the uncertainty as to whether a majority of shareholders will support a take-over bid from the decision to tender to the take-over bid by requiring that a take-over bid remain open for acceptance for a further 10 Business Days following public announcement that more than 50% of the common shares held by Independent Shareholders have been deposited and not withdrawn as at the initial date of take-up or payment by the buyer. This mechanism therefore will lessen any undue pressure to tender that may be encountered by a security holder of an issuer that is the subject of a take-over bid.

      (c) Unequal Treatment. While existing securities legislation has substantially addressed many concerns of unequal treatment, there remains the possibility that control of an issuer may be acquired pursuant to a private agreement in which a small group of security holders dispose of their securities at a premium to market price which premium is not shared with other security holders. In addition, a person may slowly accumulate securities through stock exchange acquisitions that may result, over time, in an acquisition of control without payment of fair value for control or a fair sharing of a control premium among all securityholders. The Rights Plan addresses these concerns by applying to all acquisitions of greater than 20% of the common shares, to better ensure that shareholders receive equal treatment.

GENERAL IMPACT OF THE RIGHTS PLAN

It is not the intention of the Board of Directors, in approving the Rights Plan, to secure the continuance of existing directors or management in office, nor to avoid a bid for control of the Company in a transaction that is fair and in the best interests of shareholders. For example, through the Permitted Bid mechanism, described in more detail in the summary provided below, shareholders may tender to a bid that meets the Permitted Bid criteria without triggering the Rights Plan, regardless of the acceptability of the bid to the Board of Directors. Furthermore, even in the context of a bid that does not meet the Permitted Bid criteria, the Board of Directors will continue to be bound to consider fully and fairly any bid for the common shares in any exercise of its discretion to waive application of the Rights Plan or redeem the Rights. In all such circumstances, the Board of Directors must act honestly and in good faith with a view to the best interests of the Company and its shareholders. The Rights Plan does not preclude any shareholder from utilizing the proxy mechanism under the Business Corporations Act (New Brunswick) and securities laws to promote a change in the management or direction of the Company, and has no effect on the rights of holders of outstanding common shares to requisition a meeting of shareholders in accordance with the provisions of applicable corporate and securities legislation, or to enter into agreements with respect to voting their common shares. The definitions of "Acquiring Person" and "Beneficial Ownership" have been developed to minimize concerns that the plan may be inadvertently triggered or triggered as a result of an overly-broad aggregating of holdings of institutional shareholders and their clients.

The Rights Plan will not interfere with the day-to-day operations of the Company. The issuance of the Rights does not in any way alter the financial condition of the Company, impede its business plans or alter its financial statements.

In summary, the Board of Directors believes that the dominant effect of the Rights Plan will be to enhance shareholder value, and ensure equal treatment of all shareholders in the context of an acquisition of control.

SUMMARY OF SHAREHOLDER RIGHTS PLAN

The following is a summary of the features of the Rights Plan.

(A)   ISSUANCE OF RIGHTS

The Board has authorized, subject to regulatory approvals, the issue as of April 22, 2005 of one Right in respect of each Common Share outstanding at the close of business on April 22, 2005, the date of implementation of the Rights Plan. The Board will also authorize the issue of one Right for each Common Share issued after such date and prior to the earlier of the Separation Time and the Expiration Time. Each Right entitles the record holder thereof to purchase from the Company one Common Share at an exercise price of CDN$200, subject to adjustment and certain anti-dilution provisions (the "Exercise Price"). The Rights are not exercisable until the Separation Time. If a Flip-in Event occurs, each Right will entitle the registered holder to receive, upon payment of the Exercise Price, that number of common shares having an aggregate market price equal to twice the Exercise Price.

The Company is not required to issue or deliver Rights or securities upon the exercise of Rights outside Canada or the United States where such issuance or delivery would be unlawful without registration of the relevant Persons or securities. If the Rights Plan would require compliance with securities laws or comparable legislation of a jurisdiction outside Canada and the United States, the Board of Directors may establish procedures for the issuance to a Canadian resident Fiduciary of such securities, to hold such Rights or other securities in trust for the Persons beneficially entitled to them, to sell such securities, and to remit the proceeds to such Persons.

(B)   TRADING OF RIGHTS

Until the Separation Time (or the earlier termination or expiration of the Rights), the Rights will be evidenced by the certificates representing the Common shares and will be transferable only together with the associated Common shares. From and after the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common shares (other than an Acquiring Person) as of the Separation Time. Rights Certificates will also be issued in respect of Common shares issued prior to the Expiration Time, to each holder (other than an Acquiring Person) converting, after the Separation Time, securities ("Convertible Securities") convertible into or exchangeable for Common shares. The Rights will trade separately from the Common shares after the Separation Time.

(C)   SEPARATION TIME

The Separation Time is the Close of Business on the eighth Business Day after the earliest of (i) the "Stock Acquisition Date", which is generally the first date of public announcement of facts indicating that a Person has become an Acquiring Person; (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Company or any Affiliate of the Company) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, and the Rights Plan requires such bid to continue to satisfy the requirements of a Permitted Bid or Competing Permitted
Bid); and (iii) the date at which a Permitted Bid ceases to be a Permitted Bid. In either case, the Separation Time can be such later date as may from time to time be determined by the Board of Directors. If a Take-over Bid expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, it shall be deemed never to have been made.

(D)   ACQUIRING PERSON

In general, an Acquiring Person is a Person who is the Beneficial Owner of 20% or more of the outstanding common shares. Excluded from the definition of "Acquiring Person" are the Company and its Affiliates, and any Person who becomes the Beneficial Owner of 20% or more of the outstanding common shares as a result of one or more or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition and a Convertible Security Acquisition. The definitions of "Voting Share Reduction", "Permitted Bid Acquisition", "Exempt Acquisition", "Pro Rata Acquisition" and "Convertible Security Acquisition" are set out in the Rights Plan. However, in general:

      (i) a "Voting Share Reduction" means an acquisition or redemption of common shares by the Company which, by reducing the number of outstanding common shares, increases the percentage of common shares Beneficially Owned by any Person to over 20% of the outstanding common shares;

      (ii) a "Permitted Bid Acquisition" means an acquisition of common shares made pursuant to a Permitted Bid or a Competing Permitted Bid;

      (iii) an "Exempt Acquisition" means an acquisition of common shares in respect of which the Board of Directors has waived the application of the Rights Plan, which was made pursuant to a dividend reinvestment plan of the Company, which was made pursuant to the receipt or exercise of rights issued by the Company to all the holders of common shares (other than holders resident in a jurisdiction where such distribution is restricted or impracticable as a result of applicable law) to subscribe for or purchase common shares or Convertible Securities (provided that such rights are acquired directly from the Company and not from any other Person and provided that the Person does not hereby acquire a greater percentage of common shares or Convertible Securities so offered than the Person's percentage of common shares or Convertible Securities beneficially owned immediately prior to such acquisition), which was made pursuant to a distribution by the Company of common shares or Convertible Securities made pursuant to a prospectus (provided that the Person does not thereby acquire a greater percentage of the common shares or Convertible Securities so offered than the percentage owned immediately prior to such acquisition), which was made pursuant to a distribution by the Company of common shares or Convertible Securities by way of a private placement or a securities exchange Take-over Bid circular or upon the exercise by an individual employee of stock options granted under a stock option plan of the Company or rights to purchase securities granted under a share purchase plan of the Company, or which is made pursuant to an amalgamation, merger or other statutory procedure requiring shareholder approval;

      (iv) a "Pro Rata Acquisition" means an acquisition by a Person as a result of a stock dividend, a stock split or other event pursuant to which such Person receives or acquires common shares or Convertible Securities on the same pro rata basis as all other holders of common shares of the same class; and

      (v) a "Convertible Security Acquisition" means an acquisition of common shares upon the exercise of Convertible Securities received by such Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Pro Rata Acquisition.

Also excluded from the definition of "Acquiring Person" are underwriters or members of a banking or selling group acting in connection with a distribution of securities by way of prospectus or private placement, a Person in its capacity as an Investment Manager, Trust

Corporation, Plan Trustee, Statutory Body, Crown Agent or Manager (provided that such Person is not making or proposing to make a Take-over Bid), and a Person (a "Grandfathered Person") who is the Beneficial Owner of 20% or more of the outstanding common shares of the Company as at the Record Time, provided, however, that this exception ceases to be applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Record Time: (1) cease to own 20% or more of the outstanding common shares or (2) become the Beneficial Owner of additional common shares constituting more than 1% of the number of common shares outstanding as at the Record Time.

(E)   BENEFICIAL OWNERSHIP

GENERAL

In general, a Person is deemed to Beneficially Own common shares actually held by others in circumstances where those holdings are or should be grouped together for purposes of the Rights Plan. Included are holdings by the Person's Affiliates (generally, a person that controls, is controlled by, or under common control with another person) and Associates (generally, relatives sharing the same residence). Also included are securities which the Person or any of the Person's Affiliates or Associates has the right to acquire within 60 days (other than (1) customary agreements with and between underwriters and banking group or selling group members with respect to a distribution to the public or pursuant to a private placement of securities; or (2) pursuant to a pledge of securities in the ordinary course of business).

A Person is also deemed to "Beneficially Own" any securities that are Beneficially Owned (as described above) by any other Person with which the Person is acting jointly or in concert (a "Joint Actor"). A Person is a Joint Actor with any Person who is a party to an agreement, arrangement or understanding with the first Person or an Associate or Affiliate thereof to acquire or offer to acquire common shares.

INSTITUTIONAL SHAREHOLDER EXEMPTIONS FROM BENEFICIAL OWNERSHIP

The definition of "Beneficial Ownership" contains several exclusions whereby a Person is not considered to "Beneficially Own" a security. There are exemptions from the deemed "Beneficial Ownership" provisions for institutional shareholders acting in the ordinary course of business. These exemptions apply to (i) an investment manager ("Investment Manager") which holds securities in the ordinary course of business in the performance of its duties for the account of any other Person (a "Client") including, the acquisition or holding of securities for non-discretionary accounts held on behalf of a Client by a broker or dealer registered under applicable securities laws); (ii) a licensed trust corporation ("Trust Corporation") acting as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent persons (each an "Estate Account") or in relation to other accounts (each an "Other Account") and which holds such security in the ordinary course of its duties for such accounts; (iii) the administrator or the trustee (a "Plan Trustee") of one or more pension funds or plans (a "Plan") registered under applicable law; (iv) a Person who is a Plan or is a Person established by statute (the "Statutory Body"), and its ordinary business or activity includes the management of investment funds for employee benefit plans, pension plans, insurance plans, or various public bodies; (v) a Crown Agent; (iv) a manager or trustee ("Manager") of a mutual fund ("Mutual Fund") that is registered or qualified to issue its securities to investors under the securities laws of any province of Canada or the laws of the United States of America or is a Mutual Fund. The foregoing exemptions only apply so long as the Investment Manager, Trust Corporation, Plan Trustee, Plan, Statutory Body, Crown Agent, Manager or Mutual Fund is not then making or has not then announced an intention to make a Take-over Bid, other than an Offer to Acquire common shares or other securities pursuant to a distribution by the Company or by means of ordinary market transactions.

A Person will not be deemed to "Beneficially Own" a security because (i) the Person is a Client of the same Investment Manager, an Estate Account or an Other Account of the same Trust Corporation, or Plan with the same Plan Trustee as another Person or Plan on whose account the Investment Manager, Trust Corporation or Plan Trustee, as the case may be, holds such security or (ii) the Person is a Client of an Investment Manager, Estate Account, Other Account or Plan, and the security is owned at law or in equity by the Investment Manager, Trust Corporation or Plan Trustee, as the case may be.

EXEMPTION FOR PERMITTED LOCK-UP AGREEMENT

Under the Rights Plan, a Person will not be deemed to "Beneficially Own" any security where the holder of such security has agreed to deposit or tender such security, pursuant to a Permitted Lock-up Agreement or to a Take-over Bid made by such Person or such Person's Affiliates or Associates or a Joint Actor, or such security has been deposited or tendered pursuant to a Take-over Bid made by such Person or such Person's Affiliates, Associates or Joint Actors until the earliest time at which any such tendered security is accepted unconditionally for payment or is taken up or paid for.

A Permitted Lock-up Agreement is essentially an agreement between a Person and one or more holders of common shares (the terms of which are publicly disclosed and available to the public within the time frames set forth in the definition of Permitted Lock-up Agreement) pursuant to which each Locked-up Person agrees to deposit or tender common shares to the Lock-up Bid and which further permits the Locked-up Person to withdraw its common shares in order to deposit or tender the common shares to another Take-over Bid or support another transaction (i) at a price or value that exceeds the price under the Lock-Up Bid; or (ii) for a number of Common Share at least 7% greater than the number of common shares that the Offeror has offered to purchase under the Lock-up Bid at a price or value per Common Share that is not less than the price or value per Common Share offered under the Lock-up Bid; or (iii) at an offering price that exceeds the offering price in the Lock-up Bid by as much as or more than a Specified Amount and that does not provide for a Specified Amount greater than 7% of the offering price in the Lock-up Bid. The Rights Plan therefore requires that a Person making a Take-Over Bid structure any Lock-up Agreement so as to provide reasonable flexibility to the shareholder in order to avoid being deemed the Beneficial Owner of the common shares subject to the Lock-up Agreement and potentially triggering the provisions of the Rights Plan.

A Permitted Lock-up Agreement may contain a right of first refusal or require a period of delay to give the Person who made the Lock-up Bid an opportunity to match a higher price in another

Take-Over Bid or other similar limitation on a Locked-up Person's right to withdraw common shares so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw common shares during the period of the other Take-Over Bid or transaction. Finally, under a Permitted Lock-up Agreement, no "break up" fees, "top up" fees, penalties, expenses or other amounts that exceed in aggregate the greater of (i) 2 1/2% of the price or value of the consideration payable under the Lock-up Bid; and (ii) 50% of the amount by which the price or value of the consideration received by a Locked-up Person under another Take-Over Bid or transaction exceeds what such Locked-up Person would have received under the Lock-up Bid; can be payable by such Locked-up Person if the Locked-up Person fails to deposit or tender common shares to the Lock-up Bid or withdraws common shares previously tendered thereto in order to deposit such common shares to another Take-Over Bid or support another transaction.

(f)   Flip-in Event

A Flip-in Event occurs when any Person becomes an Acquiring Person. In the event that, prior to the Expiration Time, a Flip-in Event which has not been waived by the Board of Directors occurs (see "Redemption, Waiver and Termination"), each Right (except for Rights Beneficially Owned or which may thereafter be Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a Joint Actor (or a transferee of any such Person), which Rights will become null and void) shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms of the Rights Plan, that number of common shares having an aggregate Market Price on the date of the Flip-in Event equal to twice the Exercise Price, for the Exercise Price (such Right being subject to anti-dilution adjustments). For example, if at the time of the Flip-in Event the Exercise Price is CDN$200 and the Market Price of the common shares is CDN$20, the holder of each Right would be entitled to purchase common shares having an aggregate Market Price of CDN$400 (that is, twenty (20) common shares) for CDN$200 (that is, a 50% discount from the Market Price).

(g)   Permitted Bid and Competing Permitted Bid

A Permitted Bid is a Take-over Bid made by way of a Take-over Bid circular and which complies with the following additional provisions:

(i) the Take-over Bid is made to all holders of record of common shares, other than the Offeror;

(ii)  the Take-over Bid contains irrevocable and unqualified conditions that:

      A. no common shares shall be taken up or paid for pursuant to the Take-over Bid prior to the Close of Business on a date which is not less than 60 days following the date of the Take-over Bid and the provisions for the take-up and payment for common shares tendered or deposited thereunder shall be subject to such irrevocable and unqualified condition;

      B. unless the Take-over Bid is withdrawn, common shares may be deposited pursuant to the Take-over Bid at any time prior to the Close of Business on the date of first take-up or payment for common shares and all common shares deposited pursuant to the Take-over Bid may be withdrawn at any time prior to the Close of Business on such date;

      C. more than 50% of the outstanding common shares held by Independent Shareholders must be deposited to the Take-over Bid and not withdrawn at the Close of Business on the date of first take-up or payment for common shares; and

      D. in the event that more than 50% of the then outstanding common shares held by Independent Shareholders have been deposited to the Take-over Bid and not withdrawn as at the date of first take-up or payment for common shares under the Take-over Bid, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of common shares for not less than 10 Business Days from the date of such public announcement.

A Competing Permitted Bid is a Take-over Bid that is made after a Permitted Bid has been made but prior to its expiry and that satisfies all the requirements of a Permitted Bid as described above, except that a Competing Permitted Bid is not required to remain open for 60 days so long as it is open until the later of (i) the earliest date on which common shares may be taken-up or paid for under any earlier Permitted Bid or Competing Permitted Bid that is in existence and (ii) 35 days (or such other minimum period of days as may be prescribed by applicable law in Ontario) after the date of the Take-over Bid constituting the Competing Permitted Bid.

(h)   Redemption, Waiver and Termination

(i) Redemption of Rights on Approval of Holders of Common Shares and Rights. The Board of Directors acting in good faith may, after having obtained the prior approval of the holders of common shares or Rights, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, appropriately adjusted for anti-dilution as provided in the Rights Agreement (the "Redemption Price").

      (ii) Discretionary Waiver respecting Acquisition not by Take-over Bid Circular. The Board of Directors acting in good faith may, with the prior consent of the holders of common shares, determine, at any time prior to the occurrence of a Flip-in Event as to which the application of the Rights Plan has not been waived, if such Flip-in Event would occur by reason of an acquisition of common shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to holders of common shares and otherwise than by inadvertence when such inadvertent Acquiring Person has then reduced its holdings to below 20%, to waive the application of the Rights Plan to such Flip-in Event. However, if the Board of Directors waives the application of the Rights Plan, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than 10 Business Days following the meeting of shareholders called to approve such a waiver.

      (iii) Discretionary Waiver with Mandatory Waiver of Concurrent Bids. The Board of Directors acting in good faith may, prior to the occurrence of a Flip-in Event as to which the Rights Plan has not been waived under this clause, upon prior written notice to the Rights Agent, waive the application of the Rights Plan to a Flip-in Event that may occur by reason of a Take-over Bid made by means of a Take-over Bid circular to all holders of record of common shares. However, if the Board of Directors waives the application of the Rights Plan, the Board of Directors shall be deemed to have waived the application of the Rights Plan in respect of any other Flip-in Event occurring by reason of such a Takeover Bid made prior to the expiry of a bid for which a waiver is, or is deemed to have been, granted.

      (iv) Waiver of Inadvertent Acquisition. The Board of Directors acting in good faith may waive the application of the Rights Plan in respect of the occurrence of any Flip-in Event if (i) the Board of Directors has determined that a Person became an Acquiring Person under the Rights Plan by inadvertence and without any intent or knowledge that it would become an Acquiring Person; and (ii) the Acquiring Person has reduced its Beneficial Ownership of common shares such that at the time of waiver the Person is no longer an Acquiring Person

      (v) Deemed Redemption. In the event that a Person who has made a Permitted Bid or a Takeover Bid in respect of which the Board of Directors has waived or has deemed to have waived the application of the Rights Plan consummates the acquisition of the common shares, the Board of Directors shall be deemed to have elected to redeem the Rights for the Redemption Price without any further formality.

      (vi) Redemption of Rights on Withdrawal or Termination of Bid. Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

If the Board of Directors is deemed to have elected or elects to redeem the Rights as described above, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights is to receive the Redemption Price. Within 10 Business Days of any such election or deemed election to redeem the Rights, the Company will notify the holders of the common shares or, after the Separation Time, the holders of the Rights.

(i)   Anti-Dilution Adjustments

The Exercise Price of a Right, the number and kind of securities subject to purchase upon exercise of a Right, and the number of Rights outstanding, will be adjusted in certain events, including:

(i) if there is a dividend payable in common shares or Convertible Securities (other than pursuant to any optional stock dividend program, divided reinvestment plan or a dividend payable in common shares in lieu of a regular periodic cash dividend) on the common shares; or

(ii)  a subdivision or consolidation of the common shares; or

(iii) an issuance of common shares or Convertible Securities in respect of, in lieu of or in exchange for common shares; or

(iv) if the Company fixes a record date for the distribution to all holders of common shares of certain rights or warrants to acquire common shares or Convertible Securities, or for the making of a distribution to all holders of common shares of evidences of indebtedness or assets (other than regular periodic cash dividend or a dividend payable in common shares) or rights or warrants.

(j)   Supplements and Amendments

The Company may make amendments to correct any clerical or typographical error or which are necessary to maintain the validity of the Rights Agreement as a result of any change in any applicable legislation, rules or regulation. Any changes made to maintain the validity of the Rights Plan shall be subject to subsequent confirmation by the holders of the common shares or, after the Separation Time, the holders of the Rights.

Subject to the above exceptions, after the meeting, any amendment, variation or deletion of or from the Rights Agreement and the Rights is subject to the prior approval of the holders of common shares, or, after the Separation Time, the holders of the Rights.

The Board of Directors reserves the right to alter any terms of or not proceed with the Rights Plan at any time prior to the meeting if the Board of Directors determines that it would be in the best interests of the Company and its shareholders to do so, in light of subsequent developments.

(k)   Expiration

If the Rights Plan is ratified, confirmed and approved at the meeting, it will become effective immediately following such approval and remain in force until the earlier of the Termination Time (the time at which the right to exercise Rights shall terminate pursuant to the Rights Plan) and the termination of the annual meeting of the Shareholders in the year 2008 unless at or prior to such meeting the Company's shareholders ratify the continued existence of the Rights Plan, in which case the Rights Plan would expire at the earlier of the Termination Time and the termination of the 2011 annual meeting of the Company's shareholders.

CANADIAN FEDERAL INCOME TAX CONSEQUENCES

The Company considers that the Rights, when issued, will have negligible monetary value and therefore shareholders resident or deemed to be resident in Canada will not be required to include any amount in income under the Income Tax Act (Canada) (the "Tax Act") as a result of the issuance of the Rights. The Rights will be considered to have been acquired at no cost. Such holders may be required to include an amount in income or realize a capital gain in the event that the Rights are exercised or otherwise disposed of.

On the basis that the Rights, when issued, will have negligible monetary value, the issuance of Rights to a shareholder that is neither resident nor deemed to be resident in Canada for purposes of the Tax Act, should not be subject to non-resident withholding tax under the Tax Act. The exercise or disposition of such Rights by such holders may have income or withholding tax consequences under the Tax Act.

This statement is of a general nature only and is not intended to constitute nor should it be construed to constitute legal or tax advice to any particular shareholder. Shareholders are advised to consult their own tax advisors regarding the consequences of acquiring, holding, exercising or otherwise disposing of their Rights, taking into account their own particular circumstances and any applicable tax laws.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

As the possibility of the rights becoming exercisable is both remote and speculative, the adoption of the Rights Plan will not constitute a distribution of stock or property by the Company to its shareholders, an exchange of property or stock, or any other event giving rise to the realization of gross income by any shareholder. The holder of Rights may have taxable income if the Rights become exercisable or are exercised or sold. In the event the Rights should become exercisable, shareholders should consult their own tax advisor concerning the consequences of acquiring, holding, exercising or disposing of their Rights. This statement is of a general nature only and is not intended to constitute nor should it be construed to constitute legal or tax advice to any particular shareholder. Shareholders are advised to consult their own tax advisors regarding the consequences of acquiring, holding, exercising or otherwise disposing of their Rights, taking into account their own particular circumstances and any applicable tax laws.

ELIGIBILITY FOR INVESTMENT IN CANADA

The Rights are qualified investments under the Tax Act for registered retirement savings plans, registered retirement income funds, deferred profit savings plans (collectively, "Registered Plans") and registered education savings plans, and will not constitute foreign property for a Registered Plan or any other taxpayer subject to Part XI of the Tax Act, provided that the common shares are at all relevant times for purposes of the Tax Act qualified investments that are not foreign property for such plans. The issuance of the Rights will not affect the eligibility of the common shares as investments for investors governed by certain Canadian federal and provincial legislation governing insurance companies, trust companies, loan companies and pension plans.

VOTE REQUIRED

Shareholder approval of the Rights Plan is required by the rules of the Toronto Stock Exchange. The Rights Plan has been conditionally approved by the Toronto Stock Exchange, subject to shareholder approval. The Rights Plan Resolution must be approved by a simple majority of 50% plus one vote of the votes cast by the Independent Shareholders at the annual and special meeting of the shareholders on May 26, 2005. If the Rights Plan Resolution is passed at the meeting, then the Rights Plan will become effective as of the date the Rights Plan Resolution is passed. If the Rights Plan Resolution is not passed at the meeting, the Rights Plan will not become effective.

(b)   Executive Retirement and Severance Benefits Agreement for Kurt Pelsue

            On April 22, 2005, GSI Lumonics Inc. entered into an Executive Retirement and Severance Benefits Agreement with Kurt Pelsue, Vice President, Technology and Chief Technology Officer. A copy of Mr. Pelsue's Executive Retirement and Severance Benefits Agreement is attached hereto as Exhibit 10.2 (the "Agreement") and is incorporated herein in its entirety. The following summarizes the major points in the Agreement and for the purposes of this summary Mr. Pelsue is referred to as "Executive":

- The Agreement became effective as of April 22, 2005 and continues in effect for a period of 5 years with an automatic renewal for an additional period of three years unless, no later than 1 year prior to the end of the initial 5 year term, GSI Lumonics delivers written notice of termination to the Executive.

- If the Executive reaches the age of sixty (60) and has a minimum of fifteen
(15) years service with GSI Lumonics, then such Executive can elect to retire, provided a notice to such effect is provided to the CEO not less than one (1) year prior to the date of retirement specified in the notice. In such an event, the Executive will receive the following retirement benefits, provided that the Executive continues to comply with any post-retirement obligations such Executive has to GSI Lumonics: the Executive may elect for GSI Lumonics to retain the Executive for part-time employment for up to three (3) years from the Executive's retirement date, and such part-time employment shall not be more than fifty percent (50%) of full-time; continued health and dental group benefits to the Executive and the Executive's family at the same level as was provided to the Executive as of the Executive's retirement date; and all stock options granted to the Executive prior to such retirement shall continue to vest during the period of such part-time employment. If the Executive retires and chooses any of these retirement benefits, such Executive will not be eligible for termination benefits (as described below).

- If the Executive is terminated by GSI Lumonics for any reason other than death, disability, or cause (all as defined in the Agreement) or the Executive terminates his or her employment with GSI Lumonics for good reason (as defined in the Agreement), then the Executive shall receive the following termination benefits: eighteen (18) months of base salary, and continued health and dental group benefits to the Executive and the Executive's family at the same level as was provided to the Executive as of the Executive's termination date for the earlier of two (2) years or employment by another company which provides health and dental insurance benefits to the Executive. These termination benefits are conditioned upon the Executive signing a release of claims and compliance with all post-termination obligations the Executive has to GSI Lumonics. No such benefits are available upon the resignation (other than for good cause) or retirement of the Executive.

- Upon the death of the Executive, the Executive's heirs will be entitled to receive the Executive's termination benefits provided such heirs sign a release of claims as described in the Agreement.

- During the Executive's part-time employment and for a period of one year thereafter, or during the period that the Executive is eligible to receive termination benefits and for a period of one year thereafter, the Executive is prohibited, without GSI Lumonics' prior written consent, from competing with GSI Lumonics or soliciting employees from GSI Lumonics.

- All claims for any benefits under the Agreement shall be determined by the Board of Directors of GSI Lumonics. All disputes shall be settled exclusively by binding arbitration in Boston, Massachusetts, U.S.A.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not required.

      (b)   Pro Forma Financial Information.

            Not required.

      (c)   Exhibits.

            10.1  Shareholder Rights Plan Agreement

            10.2 Executive Retirement and Severance Benefits Agreement for Kurt Pelsue

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GSI LUMONICS INC.
                                           (Registrant)


Date:  April 27, 2005                      By:   /s/ Tamblyn Ghanem
                                                 --------------------------
                                                 Tamblyn Ghanem
                                                 Assistant Secretary and
                                                 Corporate Counsel

                                  EXHIBIT INDEX

Exhibit No.     Description

     10.1       Shareholder Rights Plan Agreement

     10.2 Executive Retirement and Severance Benefits Agreement for Kurt Pelsue